Dreyfus Manager Funds I

SUB-ITEM 77Q1 (e)

(e)          Management Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on July 11, 2013.

(e)          Sub-Investment Advisory Agreement is incorporated by referenced to Exhibit (d)(2) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on July 11, 2013.